UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 27, 2008

GYRODYNE COMPANY OF AMERICA, INC.
(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD
SUITE 24
ST. JAMES, NEW YORK 11780
(Address of principal executive offices) (Zip Code)

(631) 584-5400
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2008, the Board of Directors of Gyrodyne Company of America, Inc. (the "Company") approved  an amendment to the Company’s Incentive Compensation Plan (the “Plan”) to bring the Plan into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and interpretive guidance issued thereunder (collectively, “Section 409A”).

The Board of Directors also approved an amendment to the Employment Agreement with Stephen V. Maroney and with Peter Pitsiokos (collectively, the “Employment Agreements”) to bring the Employment Agreements into compliance with Section 409A.

The amendments to the Plan and to the Employment Agreements are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit
10.1	Amendment to Incentive Compensation Plan
10.2	Amendment to Stephen V. Maroney Employment Agreement
10.3	Amendment to Peter Pitsiokos Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

Date: December 31, 2008	By:	/s/ Stephen V. Maroney
Stephen V. Maroney President, Chief Executive Officer and Treasurer